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                                                                    EXHIBIT 10.3


                             OCAI TRANSFER AGREEMENT



                                     BETWEEN



                    ORIX CREDIT ALLIANCE, INC., AS ORIGINATOR



                                       AND



            ORIX CREDIT ALLIANCE RECEIVABLES CORPORATION II, AS TRUST
                                    DEPOSITOR







                           DATED AS OF NOVEMBER   , 1999





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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

                                   ARTICLE ONE
                                   DEFINITIONS

Section 1.01.  Definitions.....................................................1
Section 1.02.  Usage of Terms..................................................1
Section 1.03.  Section References..............................................2
Section 1.04.  Calculations....................................................2
Section 1.05.  Accounting Terms................................................2

                                   ARTICLE TWO
                           TRANSFER OF CONTRACT ASSETS

Section 2.01.  Transfer of Contract Assets.....................................2
Section 2.02.  Conditions to Transfer of Contract Assets to the Trust
               Depositor.......................................................4
Section 2.03.  Acceptance by the Trust Depositor...............................6
Section 2.04.  Conveyance of Substitute Contracts..............................6
Section 2.05.  Delivery of Instruments.........................................7

                                  ARTICLE THREE
                         REPRESENTATIONS AND WARRANTIES

Section 3.01.  Representations and Warranties Regarding the Originator.........8
Section 3.02.  Representations and Warranties Regarding Each Contract
                   and as to Certain Contracts in the Aggregate...............12
Section 3.03.  Representations and Warranties Regarding the Initial
                   Contracts in the Aggregate.................................13
Section 3.04.  Representations and Warranties Regarding the Contract Files....13
Section 3.05.  Representations and Warranties Regarding Concentrations
                   of Initial Contracts.......................................13
Section 3.06.  Representations and Warranties Regarding the Trust Depositor...13

                                  ARTICLE FOUR
                           PERFECTION OF TRANSFER AND
                        PROTECTION OF SECURITY INTERESTS

Section 4.01.  Custody of Contracts...........................................16
Section 4.02.  Filing.........................................................16
Section 4.03.  Name Change or Relocation......................................16
Section 4.04.  Chief Executive Office.........................................16
Section 4.05.  Costs and Expenses.............................................17
Section 4.06.  Sale Treatment.................................................17
Section 4.07.  Separateness from Trust Depositor..............................17


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                                  ARTICLE FIVE
                           COVENANTS OF THE ORIGINATOR

Section 5.01.  Corporate Existence............................................17
Section 5.02.  Contracts Not to Be Evidenced by Promissory Notes..............17
Section 5.03.  Security Interests.............................................18
Section 5.04.  Compliance with Law............................................18
Section 5.05.  Liability of Originator; Indemnities...........................18
Section 5.06.  Limitation on Liability of Originator and Others...............19
Section 5.07.  Chief Executive Office.........................................19

                                   ARTICLE SIX
                        REMEDIES UPON MISREPRESENTATION;
                                REPURCHASE OPTION

Section 6.01.  Repurchases of, or Substitution for, Contracts for Breach of
                   Representations and Warranties.............................19
Section 6.02.  Reassignment of Repurchased or Substituted Contracts...........20
Section 6.03.  Originator's Repurchase Option.................................20

                                  ARTICLE SEVEN
                             ORIGINATOR INDEMNITIES

Section 7.01.  Originator's Indemnification...................................21
Section 7.02.  Liabilities to Obligors........................................21
Section 7.03.  Tax Indemnification............................................22
Section 7.04.  Adjustments....................................................22
Section 7.05.  Operation of Indemnities.......................................23

                                  ARTICLE EIGHT
                                  MISCELLANEOUS

Section 8.01.  Amendment......................................................23
Section 8.02.  Governing Law..................................................24
Section 8.03.  Notices........................................................25
Section 8.04.  Severability of Provisions.....................................27
Section 8.05.  Third Party Beneficiaries......................................27
Section 8.06.  Counterparts...................................................27
Section 8.07.  Headings.......................................................27
Section 8.08.  No Bankruptcy Petition; Disclaimer.............................27
Section 8.09.  Jurisdiction...................................................28
Section 8.10.  Prohibited Transactions with Respect to the Trust..............28
Section 8.11.  Merger or Consolidation of Originator..........................28
Section 8.12.  Assignment or Delegation by the Originator.....................29

                                    EXHIBITS

EXHIBIT A      Form of Assignment............................................A-1


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                 This OCAI TRANSFER AGREEMENT, dated as of November    , 1999,
is between ORIX CREDIT ALLIANCE, INC. (together with its successors and assigns, "OCAI", and in its capacity as originator, together with its successor and assigns, the "Originator") and ORIX CREDIT ALLIANCE RECEIVABLES CORPORATION II (together with its successor and assigns, the "Trust Depositor") (the "Agreement").

                  WHEREAS, in the regular course of its business, the Originator originates and purchases Contracts (as defined in the Transfer and Servicing Agreement);

                  WHEREAS, the Trust Depositor desires to acquire the Initial Contracts from the Originator and may acquire from time to time thereafter certain Substitute Contracts (such Initial Contracts and Substitute Contracts, together with certain related property as more fully described in the Transfer and Servicing Agreement, being the Contract Assets as defined herein);

                  WHEREAS, it is a condition to the Trust Depositor's acquisition of the Initial Contracts from the Originator that the Originator make certain representations and warranties regarding the Contract Assets for the benefit of the Trust Depositor;

                  WHEREAS, the Trust Depositor is willing to purchase and accept assignment of the Contract Assets from the Originator pursuant to the terms hereof; and

                  WHEREAS, on the Closing Date, the Trust Depositor will sell, convey and assign all its right, title and interest in the Contract Assets to ORIX Credit Alliance Receivables Trust 1999-A, a Delaware business trust (the "Trust") pursuant to a Transfer and Servicing Agreement, dated as of the date hereof (the "Transfer and Servicing Agreement") among the Originator, the Trust Depositor, the Trust and LaSalle Bank National Association.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

                  SECTION 1.01. DEFINITIONS. Whenever capitalized terms are used but not defined in this Agreement, such terms shall have the meanings attributed to such terms in the Transfer and Servicing Agreement, unless the context otherwise requires.

                  SECTION 1.02. USAGE OF TERMS. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any
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gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

                  SECTION 1.03. SECTION REFERENCES. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

                  SECTION 1.04. CALCULATIONS. Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

                  SECTION 1.05. ACCOUNTING TERMS. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE TWO

                           TRANSFER OF CONTRACT ASSETS

                  SECTION 2.01. TRANSFER OF CONTRACT ASSETS. (a) The Originator shall sell, assign and convey assets to the Trust Depositor pursuant to the terms and provisions hereof.

                  (b) Subject to and upon the terms and conditions set forth herein, the Originator hereby sells, transfers, assigns, sets over and otherwise
conveys to the Trust Depositor, for a purchase price of $       in cash, all the
right, title and interest of the Originator in and to (items (i) - (vi) below, being collectively referred to herein as the "Contract Assets"):

                           (i) the Initial Contracts, and all monies received in payment of such Contracts on and after the Initial Cutoff Date, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Excluded Amounts;

                           (ii) the Equipment related to such Contracts, including the related security interest granted by the Obligor under such Contracts and all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);


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                           (iii)    the Contract Files;

                           (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Vendor Assignments and under any guarantee or similar credit enhancement with respect to such Contracts;

                           (v) all Insurance Proceeds with respect to each such Contract; and

                           (vi) all income from and proceeds of the foregoing.

In addition to the Contract Assets, the Originator hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust Depositor the remittances, deposits and payments to be made by the Originator pursuant to the Transfer and Sale Agreement into the Trust Accounts from time to time, amounts in the Trust Accounts from time to time (and any investments of such amounts) and all proceeds and products of the foregoing, which together with the Contract Assets will constitute the corpus of the Trust and are referred to as the "Trust Assets").

                  (c) The Originator and the Trust Depositor acknowledge that the representations and warranties of the Originator in Section 3.01, 3.02, 3.03, 3.04 and 3.05 will run to and be for the benefit of the Trust and the Trustees and the Trust and the Trustees may enforce directly without joinder of the Trust Depositor, the repurchase obligations of the Originator with respect to breaches of such representations and warranties as set forth herein and in
Section 5.01.

                  (d) The sale, transfer, assignment, set-over and conveyance of the Trust Assets by the Originator to the Trust Depositor pursuant to this Agreement does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor of any obligation of the Originator in connection with the Contract Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or End-User, if any, not financed by the Originator, or (1) any taxes, fees, or other charges imposed by any Governmental Authority and (2) any insurance premiums which remain owing with respect to any Contract at the time such Contract is sold hereunder.

                  (e) The Originator and Trust Depositor intend and agree that
(i) the transfer of the Contract Assets and Trust Assets from the Originator to the Trust Depositor and the transfer of the Contract Assets and the Trust Assets from the Trust Depositor to the Trust are intended to be a sale, conveyance and transfer of ownership of the Contract Assets and Trust Assets, as the case may be, rather than the mere granting of a security interest to secure a borrowing and (ii) such Contract Assets and Trust Assets shall not be part of



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the Originator's or the Trust Depositor's estate in the event of a filing of a bankruptcy petition or other action by or against such Person under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, such transfers are deemed to be of a mere security interest to secure indebtedness, the Originator shall be deemed to have granted the Trust Depositor and the Trust Depositor shall be deemed to have granted the Trust, as the case may be, a perfected first priority security interest in such Contract Assets or Trust Assets respectively and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, this Agreement, the Transfer and Servicing Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

                  If any such transfer of the Contract Assets is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure the Trust Depositor's own borrowing under this Agreement (to the extent that the transfer of the Contract Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (1) all or a portion of the Contract Assets pledged to the Trust Depositor by the Originator and with respect to which the Trust Depositor has not released its security interest at the time of such pledge and assignment, and (2) all proceeds thereof. Such repledge and reassignment may be made by the Trust Depositor with or without a repledge and reassignment by the Trust Depositor of its rights under any agreement with the Originator, and without further notice to or acknowledgment from the Originator. The Originator waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Trust Depositor or any assignee of the Trust Depositor relating to such action by the Trust Depositor in connection with the transactions contemplated by this Agreement.

                  SECTION 2.02. CONDITIONS TO TRANSFER OF CONTRACT ASSETS TO THE TRUST DEPOSITOR. On or before the Closing Date, the Originator shall deliver or cause to be delivered to the Trust Depositor, the Owner Trustee and the Indenture Trustee each of the documents, certificates and other items as follows:

                           (i) A certificate of an officer of the Originator substantially in the form of Exhibit C to the Transfer and Servicing Agreement;

                           (ii) Opinions of counsel for the Originator substantially in the form of Exhibits D and E to the Transfer and Servicing Agreement (and including as an addressee thereof each Rating Agency) which relate to the transfer of the Trust Assets from the Trust Depositor to the Trust;

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                           (iii) Copies of resolutions of the Board of Directors
         of the Originator or of the Executive Committee of the Board of Directors of the Originator approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the Originator;

                           (iv) Officially certified recent evidence of due incorporation and good standing of the Originator under the laws of New York;

                           (v) The initial List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Originator, together with an Assignment substantially in the form of Exhibit A (along with the delivery of any instruments as required under Section 2.05 below);

                           (vi) A letter from Arthur Andersen LLP, or another nationally recognized accounting firm, addressed to the Originator and the Trust Depositor, stating that such firm has reviewed a sample of the Initial Contracts and performed specific procedures for such sample with respect to certain contract terms and which identifies those Initial Contracts which do not conform;

                           (vii) Copies of resolutions of the Board of Directors of the Servicer or of the Executive Committee of the Board of Directors of the Servicer approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the Servicer;

                           (viii) Evidence of proper filing with appropriate offices in the UCC Filing Locations in the State of New Jersey of UCC financing statements executed by the Originator, as debtor, naming the Trust Depositor as secured party (and the Owner Trustee as assignee) and identifying the Contract Assets as collateral;

                           (ix) An Officer's Certificate listing the Servicer's Servicing Officers;

                           (x) Evidence of deposit in the Collection Account of all funds received with respect to the Initial Contracts after the Initial Cutoff Date to the date two days preceding the Closing Date, together with an Officer's Certificate from the Servicer to the effect that such amount is correct;

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                           (xi) A fully executed Trust Agreement;

                           (xii) A fully executed Administration Agreement;

                           (xiii) An opinion of Sullivan & Cromwell to the effect that for federal income tax purposes, the Class A Notes, Class B Notes and Class C Notes will be characterized as debt and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation; and

                           (xiv) An opinion of Riker, Danzig, Scherer, Hyland and Perretti to the effect that for New Jersey tax purposes, the Trust will be classified as a partnership and will not be subject to the New Jersey Corporation Income Tax or the New Jersey Corporation Business Tax.

                  SECTION 2.03. ACCEPTANCE BY THE TRUST DEPOSITOR. On the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Originator shall deliver, on behalf of the Trust Depositor, to the Trust the Trust Assets and such delivery to and acceptance by the Trust shall be deemed to be delivery to and acceptance by the Trust Depositor.

                  SECTION 2.04.  CONVEYANCE OF SUBSTITUTE CONTRACTS.

                  (a) Subject to Sections 2.01(d) and (e) and the satisfaction of the conditions set forth in paragraph (c) of this Section 2.04, the Originator may at its option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to the Trust Depositor (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as Exhibit J to the Transfer and Sale Agreement), without recourse other than as expressly provided herein and therein (and the Trust Depositor shall be required to purchase through payment by exchange of one or more related Contracts released by the Trust to the Trust Depositor on the Subsequent Transfer Date), all the right, title and interest of the Originator in and to (the property in clauses (i)-(vi) below, upon such transfer, becoming part of the "Contract Assets"):

                           (i) the Substitute Contracts identified in the related Addition Notice, and all monies received in payment of such Substitute Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Excluded Amounts;

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                           (ii) the Equipment related to such Contracts,
         including the related security interest granted by the Obligor under such Contracts and all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);

                           (iii)    the Contract Files;

                           (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Vendor Assignments with the Originator and under any guarantee or similar credit enhancement with respect to such Contracts;

                           (v) all Insurance Proceeds with respect to each such Contract; and

                           (vi) all income from and proceeds of the foregoing.

                  (b) Subject to Sections 2.01(d) and (e) of this Agreement and the conditions set forth in Section 2.04(c) of this Agreement, the Originator shall sell, transfer, assign, set over and otherwise convey to the Trust Depositor, without recourse other than as expressly provided in this Agreement
(i) all the right, title and interest of the Originator in and to the Substitute Contracts purchased pursuant to Section 2.04(a) of this Agreement and (ii) all other rights and property interests consisting of Contract Assets related to such Substitute Contracts (the property in clauses (i)-(ii) above, upon such transfer, becoming part of the "Trust Assets").

                  (c) The Originator shall transfer, on behalf of the Trust Depositor, to the Trust the Substitute Contracts and the other property and rights related thereto described in paragraphs (a) above, in the case of the Originator, or (b), in the case of the Trust Depositor, only on the terms and subject to the conditions set forth in Section 2.04(c) of the Transfer and Servicing Agreement.

                  SECTION 2.05. DELIVERY OF INSTRUMENTS. The Originator shall deliver, on behalf of the Trust Depositor, possession of all "instruments" (within the meaning of Article 9 of the UCC) not constituting part of "chattel paper" (within the meaning of such Article 9), which evidence any Contract to the Owner Trustee on behalf of the Trust Depositor on the Closing Date (or, if applicable, on the relevant Subsequent Transfer Date), in each case endorsed in blank without recourse. The Originator shall also identify on the List of Contracts (including any deemed amendment thereof associated with any Substitute Contracts), whether by attached schedule or marking or other effective identifying designation, all Contracts which are or are evidenced by such instruments.

                                  ARTICLE THREE

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                         REPRESENTATIONS AND WARRANTIES

                  The Originator makes, and upon execution of each Subsequent Purchase Agreement is deemed to make, the following representations and warranties, on which the Trust Depositor will rely in conveying the Contract Assets on the Closing Date (and on any Subsequent Transfer Date) to the Trust, and on which the Trust, the Noteholders and Certificateholder will rely. The Trust Depositor acknowledges that such representations and warranties are being made by the Originator for the benefit of the Trust.

                  Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Contract Assets to the Trust. The repurchase obligation or substitution obligation of the Originator set forth in Section 6.01 constitutes the sole remedy available for a breach of a representation or warranty of the Originator set forth in Sections 3.01, 3.02, 3.03, 3.04 or 3.05 of this Agreement. Notwithstanding the foregoing, the Originator shall not be deemed to be remaking any of the representations set forth in Section 3.03 or 3.05 on a Subsequent Transfer Date with respect to the Substitute Contracts, as such representations relate solely to the composition of the Initial Contracts conveyed on the Closing Date, provided, that any inaccurate representation as to concentrations contained in any Addition Notice shall be subject to the same remedies hereunder as if such representation were made under Section 3.05 on the Closing Date with respect to an Initial Contract.

                  SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE ORIGINATOR. By its execution of this Agreement and each Subsequent Purchase Agreement, the Originator represents and warrants that:

                           (a) ORGANIZATION AND GOOD STANDING. The Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power to own or lease its assets and to transact the business in which it is currently engaged. The Originator is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Originator. The Originator is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction in order to originate, and (if the Originator is to be the Servicer) service the Contracts in accordance with the terms of the Transfer and Servicing Agreement.

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                           (b) AUTHORIZATION; BINDING OBLIGATION. The Originator
         has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Originator is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Originator is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Originator is a party. This
         Agreement and the other Transaction Documents to which the Originator is a party constitute the legal, valid and binding obligation of the Originator enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                           (c) NO CONSENT REQUIRED. The Originator is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Originator is a party.

                           (d) NO VIOLATIONS. The Originator's execution, delivery and performance of this Agreement and the other Transaction Documents to which the Originator is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Originator, or constitute (with or without notice or lapse of time or both) a material breach of any mortgage, indenture, contract or other agreement to which the Originator is a party or by which the Originator or any of the Originator's properties may be bound.

                           (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Originator threatened, against the Originator or any of its respective properties or with respect to this Agreement or any other Transaction Document to which the Originator is a party which, if adversely determined, would in the opinion of the Originator have a material adverse effect on the business, properties, assets or condition (financial or other) of the Originator or the transactions contemplated by this Agreement or any other Transaction Document to which the Originator is a party.

                           (f) TITLE. If a Contract is a lease of Equipment subject to certificate of title statutory requirements, the title is held either in the name of the lessee and the certificate of title indicates the Originator as lienholder or in the name of the Originator as Lessor.

                           (g) PLACE OF BUSINESS; NO CHANGES; NO TRADE NAMES. The Originator's chief executive office (within the meaning of Article 9 of the UCC) is as set forth in Section 8.03 below. The Originator has not changed its name as

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         set forth herein, whether by amendment of its Certificate of
         Incorporation, by reorganization or otherwise, within the five years preceding the Closing Date, and has not changed the location of its chief executive office, within the four months preceding the Closing Date (or Subsequent Transfer Date, as applicable, except in accordance with the requirements of Section 4.03). The legal name of the Originator is as set forth in this Agreement and, within the five years preceding the Closing Date, the Originator has not used, and currently does not use, any trade names, fictitious names, assumed names, or "doing business as" names.

                           (h) NO BULK SALES. The execution, delivery and performance of this Agreement by the Originator does not require compliance with any "bulk sales" laws by the Originator.

                           (i) SOLVENCY. The Originator on each date of and, after giving effect to the transfer of the Contracts and any Substitute Contracts, as the case may be, to the Trust Depositor, is Solvent.

                           (j) USE OF PROCEEDS. No proceeds of the sale of any Initial Contract or Substitute Contract hereunder received by the Originator will be used by the Originator to purchase or carry any "margin stock" as such term is defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                           (k) SELECTION PROCEDURES. No selection procedures determined by the Originator to be materially adverse to the interests of the Trust Depositor were utilized by the Originator in selecting the Contracts to be sold, assigned, transferred, set-over and otherwise conveyed hereunder.

                           (l) NOT AN INVESTMENT COMPANY. The Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (or the Originator is exempt from all provisions of such Act).

                           (m) TAXES. To the best of the Originator's knowledge,
         (i) the Originator has filed all tax returns required to be filed in the normal course of its business and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Originator or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings, (ii) no tax lien has been filed with respect thereto, and (iii) no claim is being asserted with respect to any such tax, fee or other charge.

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                           (n) SALE TREATMENT. The Originator has treated the
         transfer of Contract Assets to the Trust Depositor for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents, except to the extent applicable tax laws require otherwise.

                           (o) MARKING OF FILES. The Originator will have, at its own expense, prior to the close of business on the Closing Date,
         (i) indicated in its Computer Records that ownership of the Contracts transferred by it, on behalf of the Trust Depositor, to the Trust and identified on the List of Contracts have been sold to the Trust Depositor and (ii) affixed to the original copy of each Contract the following legend (including any instrument constituting part of chattel paper):

                           This Contract/Note is subject to a security interest granted to The Bank of New York (Delaware), as Owner Trustee for the ORIX Credit Alliance Receivables Trust 1999-A. UCC-1 Financing Statements covering this Contract/Note have been filed with the Secretary of State of the State of New Jersey. Such lien will be released only in connection with appropriate filings in such offices. Consequently, potential purchasers of this Contract/Note must refer to such filings to determine whether such lien has been released.

                           (p) NO LIENS. The Originator owns each Contract Asset to be sold by it hereunder free and clear of any Liens except as provided herein, and upon the sale, transfer or assignment hereunder, the Trust Depositor shall (i) become the owner of each Contract Asset then existing or thereafter arising, free and clear of any Lien except as provided herein or (ii) acquire a first priority perfected security interest in such Contract Asset. No effective financing statement or other instrument similar in effect covering any Contract Asset or the collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Trust Depositor relating to this Agreement or otherwise as provided under the Transfer and Servicing Agreement.

                           (q) VALUE GIVEN. The cash payments received by the Originator in respect of the purchase price of each Contract sold hereunder constitutes reasonably equivalent value in consideration for the transfer to the Trust Depositor of such Contract under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Originator to the Trust

         Depositor, and such transfer was not and is not voidable or subject to avoidance under any Insolvency Law.

                           (r) SECURITY INTEREST. The Originator has granted a security interest (as defined in the UCC) to the Trust Depositor in the Contract Assets, which is enforceable in accordance with applicable law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Trust Depositor as secured party and the Originator as debtor, the Trust Depositor shall have a first priority perfected security interest in the Contract Assets (except for any Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Trust Depositor in the Contract Assets have been made.

                           (s) YEAR 2000 STATUS. (i) Any reprogramming required to permit the proper functioning during and following the year 2000 of the Servicer's computer systems will have been completed prior to January 1, 2000 and (ii) the information set forth in the Prospectus under "ORIX Credit Alliance, Inc. Assessment of Year 2000 Readiness Disclosure" is accurate in all material respects.

                  SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT AND AS TO CERTAIN CONTRACTS IN THE AGGREGATE. The Originator represents and warrants (x) with respect to subsections (a)-(c) below, as to each Contract as of the execution and delivery of this Agreement and as of the Closing Date, and as of each Subsequent Transfer Date with respect to each Substitute Contract, and (y) with respect to subsections (d)-(f) below, as to the Contracts Pool in the aggregate as of the Closing Date, and as of each Subsequent Transfer Date with respect to Substitute Contracts (after giving effect to the addition of such Substitute Contracts to the Contracts Pool), that:

                           (a) LIST OF CONTRACTS. The information set forth in the List of Contracts (as the same may be amended or deemed amended in respect of a conveyance of Substitute Contracts on a Subsequent Transfer Date) is true, complete and correct as of the applicable Cutoff Date.

                           (b) ELIGIBLE CONTRACT. Such Contract satisfies the criteria for the definition of Eligible Contract set forth in the Transfer and Sale Agreement as of the date of its conveyance hereunder.

                           (c) NO "TRUE LEASES". No Contract constituting a Lease is a "true lease" as distinguished from a financing lease.

                           (d) NO FRAUD. Each Contract was originated without any fraud or material misrepresentation by the Originator or, to the best of the Originator's knowledge, on the part of the Obligor or the Vendor.

                           (e) CONTRACTS SECURED BY FIXTURES. No material portion of the Pool Balance of the Contracts Pool consists of Contracts secured by Equipment constituting fixtures.

                           (f) CONTRACTS SECURED BY OTHER REAL PROPERTY. No material portion of the Pool Balance of the Contracts Pool consists of Contracts additionally secured by other real property (exclusive of or in addition to Equipment constituting fixtures).

                  SECTION 3.03. REPRESENTATIONS AND WARRANTIES REGARDING THE INITIAL CONTRACTS IN THE AGGREGATE. The Originator represents and warrants, as of the Closing Date, that its representations and warranties in Section 3.03 of the Transfer and Sale Agreement are correct.

                  SECTION 3.04. REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES. The Originator represents and warrants as of the Closing Date with respect to the Initial Contracts (or as of the Subsequent Transfer Date, with respect to Substitute Contracts), that its representations and warranties in Section 3.04 of the Transfer and Sale Agreement are correct.

                  SECTION 3.05. REPRESENTATIONS AND WARRANTIES REGARDING CONCENTRATIONS OF INITIAL CONTRACTS. The Originator represents and warrants as of the Closing Date, as to the composition of the Initial Contracts in the Contracts Pool as of the Initial Cutoff Date, that its representations and warranties in Section 3.05 of the Transfer and Sale Agreement are correct.

                  SECTION 3.06. REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST DEPOSITOR. By its execution of this Agreement and each Subsequent Purchase Agreement, the Trust Depositor represents and warrants to the Originator that:

                           (a) ORGANIZATION AND GOOD STANDING. The Trust Depositor is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Trust Depositor or the Trust.

                           (b) AUTHORIZATION; VALID SALE; BINDING OBLIGATIONS. The Trust Depositor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created. The Transfer and Servicing Agreement and the related Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of the Trust Assets, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                           (c) NO CONSENT REQUIRED. The Trust Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

                           (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any Requirement of Law applicable to the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

                           (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (1) which, if adversely determined, would in the reasonable judgment of the Trust Depositor have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Trust Depositor or the Trust or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or Notes.

                           (f) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" laws by the Trust Depositor.

                           (g) SOLVENCY. The Trust Depositor, at the time of and after giving effect to each conveyance of Trust Assets under the Transfer and Servicing Agreement, is Solvent on and as of the date thereof.

                           (h) TAXES. The Trust Depositor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has put all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Trust Depositor); no tax lien has been filed and, to the Trust Depositor's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

                           (i) PLACE OF BUSINESS; NO CHANGES. The Trust
         Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in Section 8.03 below. The Trust Depositor has not changed its name, whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

                           (j) NOT AN INVESTMENT COMPANY. The Trust Depositor is not an "investment company" within the meaning of the Investment Company Act of

         1940, as amended (or the Trust Depositor is exempt from all provisions of such Act).

                           (k) SALE TREATMENT. The Trust Depositor has treated the transfer of Contract Assets to the Trust Depositor for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents, except to the extent applicable tax laws require otherwise.

Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Substitute Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust.

                                  ARTICLE FOUR

                           PERFECTION OF TRANSFER AND
                        PROTECTION OF SECURITY INTERESTS

                  SECTION 4.01. CUSTODY OF CONTRACTS. The contents of each Contract File shall be held in the custody of the Custodian under the Custodian Agreement for the benefit of, and as agent for, the Indenture Trustee.

                  SECTION 4.02. FILING. On or prior to the Closing Date, the Originator shall cause the UCC financing statement(s) referred to in Section 2.02(viii) hereof to be filed.

                  SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, the Originator shall not change its name, identity or structure or relocate its chief executive office without first giving at least 30 days' prior written notice to the Trust.

                  (b) If any change in the Originator's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien relating to any Contract Asset seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Originator, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust Depositor's and the Trust's interests in the Trust Assets and the proceeds thereof. In addition, the Originator shall not change the place of its chief executive office (within the meaning of Article 9 of the UCC) unless it has first taken such action as is advisable or necessary to preserve and protect the Trust Depositor's and the Trust's interest in the Trust Assets.

                  SECTION 4.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, and subject to the other terms and provisions herein relating to changes in location, the Originator will maintain its chief executive office in one of the States of the United States.

                  SECTION 4.05. COSTS AND EXPENSES. The Originator hereby confirms that the Servicer will pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustees' and Trust's right, title and interest in and to the Contract Assets (including, without limitation, the security interest in the Equipment related thereto and the security interests provided for in the Indenture).

                  SECTION 4.06. SALE TREATMENT. The Originator shall treat the transfer of Trust Assets made hereunder for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents. Notwithstanding the preceding sentence, for federal income tax purposes the transfer of Trust Assets by the Originator hereunder shall not be treated as a sale and purchase for federal income tax purposes so long as the Trust is disregarded as a separate entity pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii).

                  SECTION 4.07. SEPARATENESS FROM TRUST DEPOSITOR. The Originator agrees to take or refrain from taking or engaging in with respect to the Trust Depositor, as applicable, each of the actions or activities specified in the "substantive consolidation" opinion of Sullivan & Cromwell (including any certificates of the Originator attached thereto) delivered on the Closing Date, upon which the conclusions therein are based.

                                  ARTICLE FIVE

                           COVENANTS OF THE ORIGINATOR

                  SECTION 5.01. CORPORATE EXISTENCE. During the term of this Agreement, the Originator will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Originator and its Affiliates will be conducted on an arm's-length basis.

                  SECTION 5.02. CONTRACTS NOT TO BE EVIDENCED BY PROMISSORY NOTES. The Originator will take no action to cause any Contract not originally evidenced by an instrument as described in Section 2.05 hereof, to be evidenced by an instrument (as defined in the UCC), except in connection with the enforcement or collection of such Contract.

                  SECTION 5.03. SECURITY INTERESTS. The Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Contract in the Contracts Pool or related Equipment, whether now existing or hereafter transferred to the Trust Depositor, or any interest therein. The Originator will immediately notify the Trust Depositor of the existence of any Lien on any Contract in the Contracts Pool or related Equipment; and the Originator shall defend the right, title and interest of the Trust Depositor in, to and under the Contracts in the Contracts Pool and the related Equipment, against all claims of third parties; provided, however, that nothing in this Section 5.03 shall prevent or be deemed to prohibit the Originator from suffering to exist Permitted Liens upon any of the Contracts in the Contracts Pool or any related Equipment.

                  SECTION 5.04. COMPLIANCE WITH LAW. The Originator hereby agrees to comply in all material respects with all Requirements of Law applicable to the Originator.

                  SECTION 5.05. LIABILITY OF ORIGINATOR; INDEMNITIES. The Originator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Originator under this Agreement.

                  The Originator shall indemnify, defend and hold harmless the Trust Depositor from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible personal property, New Jersey personal property replacement privilege or license taxes (but, in the case of the Trust Depositor, not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Trust or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificate or the Notes) and costs and expenses in defending against the same.

                  The Originator shall indemnify, defend and hold harmless the Trust Depositor from and against any loss, liability or expense incurred by reason of the Originator's willful misfeasance, bad faith or gross negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

                  Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Originator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Originator, without interest.

                  SECTION 5.06. LIMITATION ON LIABILITY OF ORIGINATOR AND OTHERS. The Originator and any director or officer or employee or agent of the Originator may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Originator and any director or officer or employee or agent of the Originator shall be reimbursed by the Trust Depositor for any liability or expense incurred by reason of the Trust Depositor's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Originator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                  SECTION 5.07. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, the Originator will maintain its chief executive office in one of the States of the United States.

                                   ARTICLE SIX

               REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION

                  SECTION 6.01. REPURCHASES OF, OR SUBSTITUTION FOR, CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES. Upon a discovery by the Servicer, the Trust Depositor or the Trustees of a breach of a representation or warranty of the Originator as set forth in Section 3.01, Section 3.02, Section 3.03,
Section 3.04, and Section 3.05 or as made or deemed made in any Addition Notice or any Subsequent Purchase Agreement relating to Substitute Contracts that materially adversely affects the Trust's interest in such Contract (without regard to the benefits of the Reserve Fund) (an "Ineligible Contract"), or of an inaccuracy with respect to the representations as to concentrations of the Initial Contracts made under Section 3.05, the party discovering the breach shall give prompt written notice to the other parties (and the Servicer shall, pursuant to Section 11.01 of the Transfer and Servicing Agreement, with respect to an inaccuracy concerning concentrations, select one or more Contracts, without employing adverse selection, to be the related Excess Contract for purposes of this Section), provided, that the Trustees shall have no duty or obligation to inquire or to investigate the breach by the Originator of any of such representations or warranties. The Originator shall repurchase each such Ineligible Contract or Excess Contract, at a repurchase price equal to the Transfer Deposit Amount, not later than the next succeeding Determination Date following the date the Originator becomes aware of, or receives written notice from any Trustee, the Servicer or the Trust Depositor of, any such breach or inaccuracy and which breach or inaccuracy has not otherwise been cured; provided, however, that if the Originator is able to effect a substitution for any such Ineligible Contract or Excess Contract in compliance with Section 2.04, the Originator may, in lieu of repurchasing such Contract, effect a substitution for such affected Contract with a Substitute Contract not later than the date a repurchase of such affected Contract would be required hereunder, and provided further that with respect to a breach of representation or warranty relating to the Contracts in the aggregate and not to any particular Contract the Originator may select Contracts (without adverse selection) to repurchase (or substitute for) such that had such Contracts not been included as part of the Trust Assets (and, in the case of a substitution, had such Substitute Contract been included as part of the Trust Assets instead of the selected Contract) there would have been no breach of such representation or warranty. Notwithstanding any other provision of this Agreement, the obligation of the Originator described in this Section 6.01 shall not (a) terminate or be deemed released by any party hereto upon a Servicer Transfer pursuant to Article VIII of the Transfer and Servicing Agreement or (b) include any obligation to make payment on account of a breach of a Contract by an Obligor subsequent to the date on which such Contract was transferred to the Trust. The repurchase obligation described in this Section 6.01 is in no way to be satisfied with monies in the Reserve Fund.

                  SECTION 6.02. REASSIGNMENT OF REPURCHASED OR SUBSTITUTED CONTRACTS. Upon receipt by the Indenture Trustee for deposit in the Collection Account of the amounts described in Section 6.01 or Section 6.03 (or upon the Subsequent Transfer Date related to a Substitute Contract described in Section 6.01), and upon receipt of a certificate of a Servicing Officer in the form attached as Exhibit F to the Transfer and Sale Agreement, the Indenture Trustee is required under the Transfer and Servicing Agreement to assign to the Trust Depositor and the Trust Depositor shall assign to the Originator all of the Trust's (or Trust Depositor's, as applicable) right, title and interest in the repurchased or substituted Contract and related Trust Assets without recourse, representation or warranty. Such reassigned Contract shall no longer thereafter be included in any calculations of Principal Balances required to be made hereunder or otherwise be deemed a part of the Trust.

                  SECTION 6.03. ORIGINATOR'S REPURCHASE OPTION. On written notice to the Owner Trustee and the Indenture Trustee at least 20 days prior to a Distribution Date, and provided that the Pool Balance of all Contracts in the Contracts Pool is then less than 10% of the Pool Balance of such Contracts as of the Initial Cutoff Date, the Originator, through the Trust Depositor, may (but is not required to) repurchase from the Trust Depositor (and the Trust Depositor concurrently from the Trust) on that Distribution Date all outstanding Contracts at a price equal to the aggregate outstanding Principal Amount of the Securities (other than the Certificates) and accrued and unpaid interest thereon as of the current Distribution Date thereon, the amount of outstanding Servicer Advances (to the extent not effectively waived and released by the Servicer) as well as accrued and unpaid monthly Servicing Fees and any unpaid fees, expenses or other payments owed to the Indenture Trustee under the Indenture to the date of such repurchase. Such price is to be deposited in the Collection Account not later than one Business Day before such Distribution Date, against the Owner Trustee's and Indenture Trustee's and Trust Depositor's release of the Contracts and the Contract Files to the Originator.

                                  ARTICLE SEVEN

                             ORIGINATOR INDEMNITIES

                  SECTION 7.01. ORIGINATOR'S INDEMNIFICATION. The Originator will defend and indemnify the Trust Depositor, the Trust, the Trustees, any agents of the Trustees and the Certificateholder and Noteholders (any of which, an "Indemnified Party") against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation (collectively, "Costs") arising out of or resulting from (i) this Agreement or the use, ownership or operation of any Equipment by the Originator or the Servicer or any Affiliate of either, (ii) any representation or warranty or covenant made by the Originator in this Agreement being untrue or incorrect (subject to the limitations described in the preamble to Article III of this Agreement), and (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or in any amendment thereto or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement was made in conformity with information furnished to Trust Depositor by the Originator specifically for use therein; provided, however, that the Originator shall not be required to so indemnify any such Indemnified Party for such Costs to the extent that such Cost shall be due to or arise from the willful misfeasance, bad faith or negligence of such Indemnified Party, or the failure of such Indemnified Party to comply with any express undertaking, agreement or covenant made by such Indemnified Party in a Transaction Document to which it is a party or the breach subsequent to the Closing Date by an Obligor under a Contract. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section 7.01 shall not terminate upon a Servicer Transfer pursuant to Article VIII of the Transfer and Servicing Agreement and shall survive any termination of that agreement or this Agreement.

                  SECTION 7.02. LIABILITIES TO OBLIGORS. No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trustees, the Trust, the Noteholders or the Certificateholder under or as a result of this Agreement and the transactions contemplated hereby.

                  SECTION 7.03.  TAX INDEMNIFICATION.

                           (a) The Originator agrees to pay, and to indemnify, defend and hold harmless the Trust Depositor, the Trust, the Trustees, the Noteholders or the Certificateholder from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to the Trust Depositor and the transfer by the Trust Depositor of the Contracts to the Trust and the further pledge by the Trust to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Notes and Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Originator or the Servicer under this Agreement or imposed against the Trust, a Noteholder, a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section
         7.03 shall not terminate upon a Servicer Transfer pursuant to Article VIII of the Transfer and Servicing Agreement and shall survive any termination of this Agreement.

                           (b) The Originator agrees to pay and to indemnify, defend and hold harmless the Trust and the Trustees, on an after-tax basis (as hereinafter defined), from any state or local personal property taxes, gross rent taxes, leasehold taxes or similar taxes which may at any time be asserted with respect to the ownership of the Contracts (including security interests therein) and the receipt of rentals therefrom by the Trust, and costs, expenses and reasonable counsel fees in defending against the same, excluding, however, taxes based upon or measured by gross or net income or receipts (other than taxes imposed specifically with respect to rentals). As used in this Section, the term "after-tax basis" shall mean, with respect to any payment to be received by an indemnified person, that the amount to be paid by the Originator shall be equal to the sum of (i) the amount to be received without regard to this sentence, plus (ii) any additional amount that may be required so that after reduction by all taxes imposed under any federal, state and local law, and taking into account any current credits or deductions arising therefrom, resulting either from the receipt of the payments described in both clauses (i) and (ii) hereof, such sum shall be equal to the amount described in clause (i) above.

                  SECTION 7.04. ADJUSTMENTS. The Originator agrees that, with respect to each Contract (i) which provides for a Prepayment Amount less than the amount calculated in accordance with the definition thereof and (ii) as to which the related Vendor has not agreed to indemnify the Trust Depositor or any assignee of the Trust Depositor in an amount at least equal to the excess of the "Prepayment Amount" as calculated in accordance with the definition thereof over the amount otherwise payable upon prepayment of such Contract, the Originator shall indemnify the Trust Depositor or the Trust as assignee thereof, in an amount equal to the amount specified in the foregoing clause (ii).

                  The Originator hereby further agrees that if any real property collateral securing any Contract described in Section 3.02(e) hereof becomes the subject of any claims, proceedings, liens or encumbrances with respect to any material violation or claimed material violation of any federal or state environmental laws or regulations, such Contract shall for all purposes hereunder be, at and following the time of discovery by the Originator, the Trust Depositor, the Servicer or any Trustee of such fact, deemed an Ineligible Contract subject to the same remedial and recourse provisions hereunder as other Contracts determined to be Ineligible Contracts hereunder.

                  SECTION 7.05. OPERATION OF INDEMNITIES. Indemnification under this Article VII shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Originator has made any indemnity payments to the Trust Depositor or the Trustees pursuant to this Article VII and the Trust Depositor or the Trustees thereafter collects any of such amounts from others, the Trust Depositor or the Trustees will repay such amounts collected to the Originator, except that any payments received by the Trust Depositor or the Trustees from an insurance provider as a result of the events under which the Originator's indemnity payments arose shall be repaid prior to any repayment of the Originator's indemnity payment.

                                  ARTICLE EIGHT

                                  MISCELLANEOUS

                  SECTION 8.01.  AMENDMENT.

                  (a) This Agreement may be amended by the Originator and the Trust Depositor, without the consent of any Securityholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, provided, however that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder.

                  (b) This Agreement may also be amended from time to time by the Originator and the Trust Depositor, with the consent of the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Trust, and the consent of the Required Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the holders of the Notes or the Certificateholder; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of or change the method of calculating Collections of payments on the Contracts (including by way of amendment of related definitions), or (ii) change in any manner (including through amendment of related definitions), the Holders which are required to consent to any such amendment, without the consent of the Holders of all Notes and Certificates of the relevant affected Class then outstanding.

                  (c) Prior to the execution of any such amendment or consent, the Originator shall cause the Indenture Trustee to furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

                  (d) Promptly after the execution of any such amendment or consent, the Originator shall cause the Owner Trustee and the Indenture Trustee, as the case may be, to furnish written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholder pursuant to Section 8.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholder of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

                  (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. Such Trustee may, but shall not be obligated to, consent to any such amendment which affects such Trustee's own rights, duties or immunities under this Agreement or otherwise.

                  SECTION 8.02. GOVERNING LAW. (a) This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws.

                  (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.02(b).

                  SECTION 8.03. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                           (i)      If to the Originator:

                                    ORIX Credit Alliance, Inc.
                                    300 Lighting Way
                                    Secaucus, New Jersey 07096-1525
                                    Attention:  Chief Financial Officer - Asset
                                    Securitizations

                                    Fax No.: (201) 348-2914

                           (ii)     If to the Trust Depositor:

                                    ORIX Credit Alliance Receivables II
                                    300 Lighting Way
                                    Secaucus, New Jersey 07096-1525
                                    Attention: President

                                    Fax No.: (201) 348-2914

                           (iii)    If to the Indenture Trustee:

                                    Harris Trust and Savings Bank
                                    311 West Monroe Street
                                    Chicago, Illinois 60606
                                    Attention: Indenture Trust Administration

                                    Fax No.:  (312) 293-4139

                           (iv)     If to the Owner Trustee:

                                    The Bank of New York (Delaware)
                                    502 White Clay Center
                                    P.O. Box 6973
                                    Newark, Delaware 19714-6973
                                    Attention:  Corporate Trust Administration

                                    Fax No.:  (302) 283-8279

                           (v)      If to Moody's:

                                    Moody's Investors Service, Inc.
                                    99 Church Street
                                    4th Floor
                                    New York, New York 10007
                                    Attention: ABS Monitoring Department

                                    Fax No.:  (212) 553-0344

                           (vi)     If to S&P:

                                    Standard & Poors Ratings Service
                                    55 Water Street
                                    41st Floor
                                    New York, New York 10014
                                    Attention:  Surveillance: Asset Backed
                                                  Services

                                    Fax No.:  (212) 438-2662

                           (vii) If to Fitch:

                                    Fitch IBCA, Inc.
                                    One State Street Plaza
                                    32nd Floor
                                    New York, New York 10004
                                    Attention:  Asset Backed Securities Group

                                    Fax No.:  (212) 514-9879

                           (viii) If to the Underwriter:

                                    First Union Securities, Inc.
                                    One First Union Center, TW-9
                                    301 South College Street
                                    Charlotte, North Carolina 28288-0610
                                    Attention:  Asset Securitization Division

                                    Fax No.:  (704) 374-3254

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

                  SECTION 8.04. SEVERABILITY OF PROVISIONS. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

                  SECTION 8.05. THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party, other than each Trustee, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

                  SECTION 8.06. COUNTERPARTS. This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

                  SECTION 8.07. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 8.08. NO BANKRUPTCY PETITION; DISCLAIMER. (a) Each of the Originator and the Trust Depositor covenants and agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor (in the case of the Originator), or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 8.08 will survive the termination of this Agreement.

                  (b) The provisions of this Section 8.08 shall be for the third party benefit of those entitled to rely thereon, including the Holders of the Notes, and shall survive the termination of this Agreement.

                  SECTION 8.09. JURISDICTION. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

                  SECTION 8.10. PROHIBITED TRANSACTIONS WITH RESPECT TO THE TRUST. The Originator shall not:

                  (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

                  (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

                  (c) Except in its capacity as Servicer as provided in the Transfer and Sale Agreement, lend any money to the Trust.

                  SECTION 8.11. MERGER OR CONSOLIDATION OF ORIGINATOR. (a) The Originator will keep in full force and effect its existence, rights and franchise as a New York corporation, and the Originator will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Contracts and to perform its duties under this Agreement.

                  (b) Any person into which the Originator may be merged or consolidated, or any corporation resulting from such merger or consolidation to which the Originator is a party, or any person succeeding by acquisition or transfer to substantially all of the assets and to the business of the Originator shall be the successor to the Originator hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

                  (c) Upon the merger or consolidation of the Originator or transfer of substantially all of its assets and its business as described in this Section 8.11, the

Originator shall provide the Rating Agencies notice of such merger or consolidation within thirty (30) days after completion of the same.

                  SECTION 8.12. ASSIGNMENT OR DELEGATION BY THE ORIGINATOR. Except as specifically authorized hereunder, the Originator may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Trust Depositor and the Trustees, and any attempt to do so without such consent shall be void.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                   ORIX CREDIT ALLIANCE, INC., as Originator



                                   By:
                                          Printed Name: ________________________
                                          Title:  ______________________________


                                   ORIX CREDIT ALLIANCE RECEIVABLES
                                   CORPORATION II, as Trust Depositor



                                   By:
                                          Printed Name: ________________________
                                          Title:  ______________________________

                                    EXHIBIT A

                               FORM OF ASSIGNMENT

                  In accordance with the ORIX Transfer Agreement (the "ORIX
Transfer Agreement") dated as of November    , 1999 made by and between the
undersigned, ORIX Credit Alliance, Inc., as Originator, and the ORIX Credit Alliance Receivables Receivables II (the "Trust Depositor"), as assignee thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Trust, on behalf of the Trust Depositor, (i) all the right, title and interest of the Originator in and to the Initial Contracts listed on the initial List of Contracts delivered on the Closing Date (including, without limitation, all rights to receive Collections with respect thereto on or after the Initial Cutoff Date, but excluding any rights to receive payments which were collected pursuant thereto prior to the Initial Cutoff
Date), and (ii) all other Contract Assets relating to the foregoing.

                  Capitalized terms used herein have the meaning given such terms in the ORIX Transfer Agreement.

                  This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in
Article III of the ORIX Transfer Agreement and no others.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment
to be duly executed this    day of November, 1999.

                                       ORIX CREDIT ALLIANCE, INC.


                                       By:    __________________________________
                                              Printed Name: ____________________
                                              Title:____________________________




                                       A-1